Exhibit 99.1

MCEWEN MINING IMPORTANT NOTICE FOR MUX.RT RIGHTS HOLDERS:

TIME TO USE SUBSCRIPTION AGENT TO SELL EXTENDED

TORONTO, ONTARIO - (November 21, 2012) - McEwen Mining Inc. (“McEwen Mining”) (NYSE: MUX) (TSX: MUX) announces that in connection with its ongoing rights offering it has extended the time period for which holders of MUX.RT are able to use the subscription agent (Computershare Trust Company N.A.) to sell such rights to 11:00 a.m. (EST) on Thursday, November 29, 2012. There is no change to the expiry of the rights offering which remains 5:00 PM (EST) on December 4, 2012.

In order to provide holders of the MUX.RT subscription rights additional time to use the subscription agent to sell their MUX.RT subscription rights the time period has been extended for delivering such holders’ duly executed subscription rights certificate, with appropriate instructions, to Computershare Trust Company N.A. to 11:00 a.m. (EST) on Thursday, November 29, 2012, from the previous deadline of 11:00 a.m. (EST) on November 23, 2012.  This extension is being provided due to the delay by certain intermediaries in providing rights offering materials in a timely fashion.

If you are a holder of MAQ.RT (Exchangeable Shares) subscription rights this announcement does not impact you.

As previously announced, the Rights Offerings will continue to remain open until 5:00 p.m. (EST) on December 4, 2012. Holders of both MUX.RT and MAQ.RT subscription rights will need to exercise their subscription rights prior to that time and date.

ABOUT MCEWEN MINING (www.mcewenmining.com)

The goal of McEwen Mining is to qualify for inclusion in the S&P 500 by 2015 by creating a high quality, high growth, low-cost, mid-tier gold producer focused in the Americas. McEwen Mining’s principal assets consist of the San José mine in Santa Cruz, Argentina (49% interest); the El Gallo complex in Sinaloa, Mexico; the Gold Bar project in Nevada, US; the Los Azules Copper project in San Juan, Argentina and a large portfolio of exploration properties in Argentina, Nevada and Mexico.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This press release contains certain forward-looking statements and information, including “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as at the date of this press release, McEwen Mining Inc.’s (the “Company”) estimates, forecasts, projections, expectations or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive uncertainties, risks and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, risks related to business integration as a result of the business combination between the Company and Minera Andes, factors associated with fluctuations in the market price of precious metals, mining industry risks, political, economic, social and security risks associated with foreign operations, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, property title, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves and other risks. Readers should not place undue reliance on forward-looking statements or information included herein, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See McEwen Mining’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and other filings with the Securities and Exchange Commission, under the caption “Risk Factors”, for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in this news release are qualified by this cautionary statement.

The NYSE and TSX have not reviewed and do not accept responsibility for the adequacy or accuracy of the contents of this news release, which has been prepared by management of McEwen Mining Inc.

For further information contact:

Jenya Meshcheryakova	Mailing Address
Investor Relations	181 Bay Street Suite 4750
Tel: (647) 258-0395 ext 410	Toronto, ON M5J 2T3
Toll Free: (866) 441-0690	PO box 792
Fax: (647) 258-0408	E-mail: info@mcewenmining.com

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